EXHIBIT 99.2

CERTIFICATION PURSUANT TO CHAPTER 63,
TITLE 18 UNITED STATES CODE SS.1350
AS ADOPTED BY
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
ACCOMPANYING QUARTERLY REPORT ON FORM 10-Q OF
KRISPY KREME DOUGHNUTS, INC. FOR THE QUARTER ENDED MAY 4, 2003

     I, Randy S. Casstevens, Chief Financial Officer of Krispy Kreme Doughnuts, Inc. (the “Company”), certify that the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended May 4, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 18, 2003

/s/ Randy S. Casstevens Randy S. Casstevens Chief Financial Officer

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